May 28, 2026
Summary Prospectus

Vanguard Global ESG Select Stock Fund
Investor Shares & Admiral™ Shares
Vanguard Global ESG Select Stock Fund Investor Shares (VEIGX)
Vanguard Global ESG Select Stock Fund Admiral Shares (VESGX)
The Fund’s statutory Prospectus and Statement of Additional Information dated May 28, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Global ESG Select Stock Fund (the “Fund”) seeks to maximize returns while having greater exposure to companies with attractive environmental, social, and governance characteristics.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.52%	0.43%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.54%	0.44%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$55	$173	$302	$677
Admiral Shares	$45	$141	$246	$555

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing in stocks of large and mid-size companies located in a number of countries throughout the world, including issuers located in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies that meet the advisor’s environmental, social, and governance (“ESG”) criteria.

The Fund’s investment approach is based on proprietary, bottom-up fundamental research conducted by the advisor. The advisor considers the investment universe, sector-by-sector and region-by-region, looking for companies with strong long-term fundamentals that also meet the advisor’s ESG criteria. The advisor will place an emphasis on the following company attributes: (1) a proven track record of effective capital allocation; (2) leading ESG practices as determined by the advisor through an evaluation of how the company integrates material ESG risks and opportunities into its corporate strategy (e.g., a realistic assessment of long-term ESG risks and opportunities, increased transparency into the company’s ESG practices, management teams with aligned incentives, better governance practices, and thoughtful resource allocation); and (3) confidence that a wide gap between return on capital and cost of capital can be sustained. The advisor will then examine issues outside the scope of traditional research—such as corporate culture, adaptability, and employee engagement—to build conviction in each holding.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• ESG Investing. The Fund is subject to ESG investing risks. The advisor selects securities for the Fund based on the ESG criteria described in the Fund’s principal investment strategies. As a result, the Fund’s investments could, in the aggregate, trail the returns of other funds that use ESG criteria or underperform the market as a whole. The advisor’s use of ESG criteria may result in the Fund becoming focused, at times, in a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Interpretations of what it means for a company or issuer to exhibit ESG characteristics can—and do—vary significantly across individuals, advisors, and other funds that use ESG criteria. The advisor’s assessment of whether or not a company or issuer meets the ESG criteria described in the Fund’s principal investment strategies, or the ESG criteria itself, may not align with your personal view of what it means for a company or issuer to exhibit ESG characteristics generally. Further, individual securities held by the Fund may not reflect your personal preferences, beliefs, expectations, and/or values. In order to assess a company or issuer against the ESG criteria described in the Fund’s principal investment strategies, the advisor depends on the availability of data obtained through voluntary or third-party reporting. There can be no assurance that this data will be accurate, complete, or current, which could result in an inaccurate assessment of a company or issuer.
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a broad-based securities market index. FTSE All-World Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Global ESG Select Stock Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2026, was -3.29%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	16.09%	June 30, 2020
Lowest	-17.85%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard Global ESG Select Stock Fund Investor Shares				06/05/2019
Return Before Taxes	12.21%	10.65%	13.15%
Return After Taxes on Distributions	10.90	9.88	12.48
Return After Taxes on Distributions and Sale of Fund Shares	7.95	8.31	10.57
Vanguard Global ESG Select Stock Fund Admiral Shares				06/05/2019
Return Before Taxes	12.32%	10.76%	13.26%
FTSE All-World Index (reflects no deduction for fees or expenses)	22.98%	11.56%	13.44%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Managers
Yolanda C. Courtines, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. She has co-managed the Fund since its inception in 2019.
Samuel O. Cox, Managing Director and Equity Portfolio Manager at Wellington Management. He has co-managed the Fund since 2024.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares or Admiral Shares is generally $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.
 Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Vanguard Global ESG Select Stock Fund Investor Shares—Fund Number 2247
Vanguard Global ESG Select Stock Fund Admiral Shares—Fund Number 547
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 2247 052026